UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value per share	CASA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated July 1, 2019 (the “Original Form 8-K”) filed by Casa Systems, Inc. (the “Company”) with the Securities and Exchange Commission on July 1, 2019, announcing the completion of the Company’s acquisition of NetComm Wireless Limited (“NetComm”). At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that the Original Form 8-K was required to be filed. This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Original Form 8-K to present certain financial statements of NetComm and to present certain unaudited pro forma condensed combined financial statements of the Company in connection with the Company’s acquisition of NetComm, which financial statements and unaudited pro forma condensed combined financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

The following financial statements and pro forma financial information are filed as part of this Current Report on Form 8-K/A:

(a)        Financial statements of business acquired.

The audited consolidated financial statements of NetComm as of and for the year ended June 30, 2018, as well as the accompanying notes and independent auditors’ report are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited consolidated financial statements of NetComm as of and for the six months ended December 31, 2018 and 2017, as well as the accompanying notes are being filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)        Pro forma financial information.

The following unaudited pro forma financial information of Casa Systems and NetComm is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2019;

Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2018;

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2019;

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton Audit Pty Ltd, Independent Certified Public Accountant.

99.1	NetComm Wireless Limited Audited Consolidated Financial Statements as of and for the year ended June 30, 2018

99.2	NetComm Wireless Limited Unaudited Condensed Consolidated Financial Statements as of December 31, 2018 and for the Six Months Ended December 31, 2018 and 2017

99.3	The following unaudited pro forma financial information:

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2019;

Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2018;

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2019;

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Casa Systems, Inc.

Date: September 13, 2019	By:	/s/ Maurizio Nicolelli

Maurizio Nicolelli

Chief Financial Officer